EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Collaborates To Bring Her Highness Brand To Nevada

VANCOUVER, B.C., CANADA (June 18, 2020) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state cannabis operator, announced today that it has finalized a production licensing agreement with Her Highness, a growing cannabis brand aimed to introduce and educate women, both the curious and experienced consumers, on the benefits of incorporating cannabis into her lifestyle with a dynamic suite of premium products.

“Advancing this opportunity with Her Highness continues our strategy of working with innovative brands which complement the premium Body and Mind offerings,” stated Michael Mills, CEO of Body and Mind. “The enthusiasm of the Las Vegas re-opening has been positive and when combined with new efficiencies expected at the new Nevada production facility alongside our strong distribution platform, we offer a turn-key opportunity for Her Highness.”

Already retailing throughout California, Her Highness is a cannabis lifestyle brand built by women for women with a goal to capture the female cannabis market. Their curated collection of cannabis essentials include low-dose fat-free mints, chic gold electroplated vape pens, proprietary slim, elongated pre-rolls housed in a gold cigarette box with the brand’s signature gold lighter, and a coveted THC “pleasure oil” for enhanced pleasure. With an elevated range of thoughtfully reimagined cannabis products for enjoyment and self-care, Her Highness satisfies every woman’s cannabis curiosity and craving in a way that’s true to her lifestyle and in sync with the way women live and play.

“We have seen strong growth of the Her Highness brand in California and feel our offerings will be equally popular with women in the Nevada market.” stated Allison Krongard, co-founder of Her Highness. ”Throughout California, we’ve established Her Highness as a reliable brand that female consumers can trust. Body and Mind’s long history of premium quality products and strong distribution in Nevada present a fantastic opportunity to extend the success of our brand into the Las Vegas and Nevada market.”

Her Highness co-founders, Laura Eisman and Allison Krongard, noticed a gap in the market and craved a premium cannabis experience that was infused with a sense of play and delivered with style. The duo brought to the table their experience and successes with launching female minded companies and set out to reverse the stigma and create a full-scope lifestyle brand for the canna-curious, experienced users, and CBD advocates.

“Our mission is for Her Highness to be a household name for women and cannabis. We’re thrilled to have BaM as a licensing partner as we look to expand into additional legal markets throughout the US and internationally,” commented Laura Eisman, co-founder of Her Highness. “Our current CBD line has already put a stake in the ground in establishing us as a nationally recognized brand.”

Through the partnership with BaM, Her Highness’ line of cannabis products will soon be available in dispensaries throughout Nevada.

About Her Highness:

Her Highness is a female-first lifestyle cannabis brand based in New York designed for the modern cannabis consumer. With an elevated brand aesthetic, a sophisticated collection of cannabis and CBD products and stylish consumption accessories, Her Highness is created for the feminine lifestyle. Her Highness’ accessories and CBD line retails online with their THC line available in California and soon Nevada. Curated with female-friendly effects like clear head, sans-munchies, anxiety-free and high-functioning, Her Highness products are developed to benefit women, addressing specific needs in their daily lives. Made with the highest quality materials and pure ingredients, Her Highness delivers a clean, reliable experience and memorable high. Her Highness is committed to supporting all women in cannabis. Through a partnership with Last Prisoner Project, Her Highness both donates and raises funds that directly support women incarcerated for non-violent cannabis crimes.

To learn more about Her Highness’ elevated experience visit www.herhighness.com and follow along on Instagram and Twitter at @herhighnessnyc.

Media Contact:

Melissa Vitale

info@melissavitale.comn

About Body and Mind Inc.

BaM is a publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. BaM’s wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, pursuing state licensing opportunities and mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills
President and CEO
Tel: 800-361-6312
ir@bamcannabis.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.